UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2012

Kellogg Company

(Exact name of Registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kellogg Square

Battle Creek, Michigan 49016-3599

(Address of Principal executive offices, including Zip Code)

(269) 961-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 16, 2012, Kellogg Canada Inc. (the “Issuer”), a wholly-owned subsidiary of Kellogg Company (the “Company”), priced an offering of Cdn.$300,000,000 of 2.10% senior notes due 2014 (the “Notes”) pursuant to a Canadian private placement. The notes are denominated in Canadian Dollars, are senior unsecured obligations of the Issuer and are fully and unconditionally guaranteed by the Company (the “guarantee”).

In connection with the offering, the Issuer entered into an Agency Agreement, dated May 16, 2012, together with the Company and TD Securities Inc., Merrill Lynch Canada Inc. and HSBC Securities (Canada) Inc. (collectively, the “Agents”), pursuant to which the Agents agreed to use their reasonable best efforts to solicit offers from purchasers to purchase the Notes. In addition, the Company and the Issuer agreed to indemnify the Agents against certain liabilities in connection with the offering.

The Notes were issued on May 22, 2012 under an indenture, dated as of May 22, 2012 (the “Indenture”), between the Issuer, the Company, and BNY Trust Company of Canada and The Bank of New York Mellon Trustee Company, N.A., as trustees, as supplemented by a supplemental indenture, dated May 22, 2012 (the “First Supplemental Indenture”). The Notes were sold only to accredited investors in Canada in compliance with Regulation S under the Securities Act of 1933, as amended (the “Securities Act”) and will not be registered under the Securities Act.

For a complete description of the terms and conditions of the Notes and the guarantee, please refer to the First Supplemental Indenture and the Supplemental Indenture, each of which is filed with this Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit 4.1	Indenture, dated as of May 22, 2012, between Kellogg Canada Inc., Kellogg Company, and BNY Trust Company of Canada and The Bank of New York Mellon Trustee Company, N.A., as trustees.

Exhibit 4.2	First Supplemental Indenture, dated as of May 22, 2012, between Kellogg Canada Inc., Kellogg Company, and BNY Trust Company of Canada and The Bank of New York Mellon Trustee Company, N.A., as trustees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY

/s/ Gary H. Pilnick
Date: May 22, 2012	Name:	Gary H. Pilnick
	Title:	Senior Vice President, General Counsel, Corporate Development and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of May 22, 2012, between Kellogg Canada Inc., Kellogg Company, and BNY Trust Company of Canada and The Bank of New York Mellon Trustee Company, N.A., as trustees.

Exhibit 4.2	First Supplemental Indenture, dated as of May 22, 2012, between Kellogg Canada Inc., Kellogg Company, and BNY Trust Company of Canada and The Bank of New York Mellon Trustee Company, N.A., as trustees.